Exhibit 10.3

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 16, 2011 (the “Second Amendment Closing Date”) among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (“Holdings”), as Guarantor, USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”), and USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing” and together with USA Compression Partners, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, Borrower, Agent and Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of December 23, 2010 (as amended as of June 6, 2011, and as the same may be further amended from time to time, the “Credit Agreement”);

WHEREAS, the parties desire to amend the Credit Agreement to increase the Aggregate Commitments, reflect certain pricing changes and make certain other changes as further set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:       Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:       Amendments to Credit Agreement.

(a)           Amendments to Recitals.  Effective as of the Second Amendment Closing Date, the Recitals of the Credit Agreement are hereby amended by substituting “$400,000,000” with “$500,000,000.”

(b)           Amendments to Article I. Effective as of the Second Amendment Closing Date:

(i)            Article I of the Credit Agreement is hereby amended by amending and restating each of the following definitions contained therein to read as follows:

“‘Aggregate Commitment’ means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall on the Second Amendment Closing Date be in the amount of $500,000,000, which may be subsequently increased pursuant to the terms and conditions set forth herein, by an amount up to $50,000,000 as a result of the occurrence of a Commitment Adjustment Event.

‘Applicable Fee Rate’ means 0.375% per annum with respect to the Available Commitment.

‘Managing General Partner’ means USA COMPRESSION GP, LLC, a Delaware limited liability company.”

(ii)           Article I of the Credit Agreement is hereby further amended by adding, in proper alphabetical order, each of the following definitions thereto:

“‘Second Amendment’ means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of November 16, 2011.”

“‘Second Amendment Closing Date’ means November 16, 2011.”

(c)           Amendment to Section 2.1.1(a)(ii).  Effective as of the Second Amendment Closing Date, Section 2.1.1(a)(ii) of the Credit Agreement is hereby amended by substituting “$450,000,000” with “$550,000,000.”

(d)           Amendment to Section 2.1.6.  Effective as the Second Amendment Closing Date, Section 2.1.6 of the Credit Agreement is hereby and restated to read as follows:

“2.1.6        Reallocation of Loans and Commitments.  On the Second Amendment Closing Date, (i) each Lender, if any, whose relative proportion of its Commitment hereunder is increasing over the proportion of the Commitment held by it prior to the Second Amendment Closing Date shall, by assignments among them (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Second Amendment Closing Date) acquire a portion of the Loans and Commitments held by them from and among each other and (ii) each Lender who is becoming a party hereto on the Second Amendment Closing Date shall acquire a portion of the Loans and Commitments which increased from the Closing Date pursuant to this Second Amendment.  Pursuant to the foregoing sentence, the Lenders shall, through the Agent, make such other adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all Loans outstanding under this Agreement ratably in accordance with their respective Commitments as reflected on the Commitment Schedule, as modified from time to time pursuant to the terms hereof.”

(e)           Amendments to Exhibit G.  Effective as of the Second Amendment Closing Date (as hereinafter defined), Exhibit G of the Credit Agreement is hereby amended by substituting “$400,000,000” with “$500,000,000” in the description of the Credit Agreement set forth therein.

(f)            General Amendments.

(i)            Effective as of the Second Amendment Closing Date, the Commitment Schedule attached to the Credit Agreement is hereby amended and restated with the Commitment Schedule attached to this Second Amendment.

(ii)           Effective as of the Second Amendment Closing Date, the Pricing Schedule attached to the Credit Agreement is hereby amended and restated with the Pricing Schedule attached to this Second Amendment.

SECTION 3:       Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  As of the Second Amendment Closing Date and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)           Authority.  (i) The execution, delivery and performance by each Loan Party of this Amendment are within its respective organizational powers and have been duly authorized by all necessary corporate or limited liability company action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Loan Party of this Amendment (1) violates any law or regulation, or any order or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral (other than any Lien in favor of Agent), (4) violates or conflicts with the organizational or governing documentation of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

SECTION 4:       Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as completed Exhibits hereto;

(ii)           a written legal opinion of the Loan Parties’ counsel, addressed to the Agent, the LC Issuer and the Lenders;

(iii)          any Notes requested by a Lender pursuant to Section 2.25 of the Credit Agreement payable to the order of each such requesting Lender;

(iv)          a ratification of the other Loan Documents;

(v)           a fee letter dated the Second Amendment Closing Date executed by and between Borrowers and Agent (the “Second Amendment Fee Letter”); and

(vi)          such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Payment of Fees.  The Loan Parties shall have paid (i) a non-refundable amendment fee to the existing Lenders equal 0.10% of the aggregate principal amount of each such Lender’s Commitment (as in effect prior to giving effect to this Second Amendment) which fee shall be payable to each such existing Lender on the Second Amendment Closing Date and shall be deemed fully earned at such time, (ii) a non-refundable commitment fee (x) to each new Lender, in an amount equal to 0.25% of the principal amount of such new Lender’s Commitment (as in effect on the Second Amendment Closing Date) and (y) to each existing Lender whose Commitment is being increased pursuant to this Second Amendment, in an amount equal to 0.25% of the principal amount of the increase in such Lender’s Commitment (as in effect on the Second Amendment Closing Date), which fees shall be payable to each such Lender on the Second Amendment Closing Date and shall be fully earned at such time, (iii) all fees owing to Agent pursuant to that certain Second Amendment Fee Letter, and (iv) all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower prior to the date hereof.

(c)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(d)           Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the Second Amendment Closing Date, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the Second Amendment Closing Date.

SECTION 5:       No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 6:       Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 7:       Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

USA COMPRESSION PARTNERS, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USAC LEASING, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

GUARANTOR:

USA COMPRESSION PARTNERS, LP

By: USA COMPRESSION GP, LLC, its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

REGIONS BANK

By:	/s/ Richard A. Gere
Name:	Richard A. Gere
Title:	Attorney-in-fact

WELLS FARGO BANK, N.A.

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey Marchetti
Name:	Jeffrey Marchetti
Title:	Officer

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Christopher Gomes
Name:	Christopher Gomes
Title:	Associate Director

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Charles C. Shupe III
Name:	Charles C. Shupe III
Title:	Credit Manager

COMERICA BANK

By:	/s/ Cyd Dillahunty
Name:	Cyd Dillahunty
Title:	Vice President

UNION BANK, N.A.

By:	/s/ Mike Richman
Name:	Mike Richman
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Todd J. Mogil
Name:	Todd J. Mogil
Title:	Vice President

RB INTERNATIONAL FINANCE (USA) LLC

By:	/s/ F. Dieter Beintrexler
Name:	F. Dieter Beintrexler
Title:	President

By:	/s/ Randall Abrams
Name:	Randall Abrams
Title:	Vice President

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$93,000,000
Regions Bank	$75,000,000
Wells Fargo Bank, N.A.	$75,000,000
Royal Bank of Canada	$40,000,000
Bank of Nova Scotia	$50,000,000
PNC Bank, National Association	$40,000,000
UBS Loan Finance LLC	$25,000,000
Caterpillar Financial Services Corporation	$25,000,000
Comerica Bank	$25,000,000
Union Bank, N.A.	$25,000,000
Citibank, N.A.	$15,000,000
RB International Finance (USA) LLC	$12,000,000
Total	$500,000,000

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PRICING SCHEDULE

	Applicable Margin
Leverage Ratio (trailing 4 quarters)	Revolver Eurodollar Margin	Revolver ABR Margin
> 5.75 to 1.0	2.75%	0.00%
< 5.75 to 1.0 but > 4.75 to 1.0	2.50%	0.00%
< 4.75 to 1.0 but > 3.75 to 1.0	2.25%	0.00%
< 3.75 to 1.0	2.00%	0.00%

From the Second Amendment Closing Date until five Business Days following the date on which the Agent receives the quarterly financial statements of Parent and its Subsidiaries and a duly executed Compliance Certificate as of March 31, 2012, the Applicable Margin for Revolving Loans that are Eurodollar Loans shall be 2.75% and the Applicable Margin for Revolving Loans that are ABR Loans shall be 0.00%.

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1 of this Agreement.

The applicable margins shall be determined in accordance with the foregoing table based on the Borrower’s most recent Financials commencing with the Financials for the period ending March 31, 2012.  Adjustments, if any, to the applicable margins shall be effective five Business Days after the Agent has received the applicable Financials.  If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to this Credit Agreement, then the applicable margins shall be the highest applicable margins set forth in the foregoing table until five days after such Financials are so delivered.  Without limitation of any other provision of this Agreement or any other remedy available to Agent or Lenders hereunder, to the extent that any financial statements or any information contained in any Compliance Certificate delivered hereunder shall be incorrect in any manner and Borrower shall deliver to Agent or the Lenders corrected financial statements or other corrected information in a Compliance Certificate (or otherwise), Agent may recalculate the Applicable Margin based upon such corrected financial statements or such other corrected information, and, upon written notice thereof to Borrower, the Loans shall bear interest based upon such recalculated Applicable Margin retroactively from the date of delivery of the erroneous financial statements or other erroneous information in question.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT